                                                                  Exhibit 24.1
                                                                  ------------

                             FIRST MARYLAND BANCORP


                               Power of Attorney
                               -----------------


     Each of the undersigned persons, in his or her capacity as an officer or director, or both, of First Maryland Bancorp (the "Company"), hereby appoints Jeremiah E. Casey, Frank P. Bramble, Jerome W. Evans, David M. Cronin and Robert
F. Ray, and each of them, with full power of substitution and resubstitution and with full power in each to act without the others, his or her attorney-in-fact and agent for the following purposes:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-3, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act") and Rule 415 thereunder (if applicable), of up to $350,000,000 in aggregate principal amount of subordinated debt securities ("Debt Securities"), to be offered in one or more public offerings;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Debt Securities under the Act; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Debt Securities under the securities laws of any state or other jurisdiction.
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     This power of attorney shall be effective as of the date written opposite the signature of each of the undersigned and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Company.


/s/ JEREMIAH E. CASEY                     May 13, 1997
------------------------------
Jeremiah E. Casey
Chairman of the Board and
Director


/s/ FRANK P. BRAMBLE                      May 13, 1997
------------------------------
Frank P. Bramble
President, Chief Executive
Officer and Director


/s/ JEROME W. EVANS                       May 13, 1997
------------------------------
Jerome W. Evans
Executive Vice President and
Chief Financial Officer


/s/ ROBERT L. CARPENTER, JR.              May 13, 1997
------------------------------
Robert L. Carpenter
Senior Vice President and
Controller


/s/ BENJAMIN L. BROWN                     May 13, 1997
------------------------------
Benjamin L. Brown
Director


/s/ J. OWEN COLE                          May 13, 1997
------------------------------
J. Owen Cole
Director


/s/ EDWARD A. CROOKE                      May 13, 1997
------------------------------
Edward A. Crooke
Director


/s/ JOHN F. DEALY                         May 13, 1997
------------------------------
John F. Dealy
Director


/s/ MATHIAS J. DEVITO                     May 13, 1997
------------------------------
Mathias J. DeVito

Director

/s/ RHODA M. DORSEY                       May 13, 1997
------------------------------
Rhoda M. Dorsey
Director


/s/ JEROME W. GECKLE                      May 13, 1997
------------------------------
Jerome W. Geckle
Director


/s/ FRANK A. GUNTHER, JR.                 May 13, 1997
------------------------------
Frank A. Gunther, Jr.
Director


/s/ CURRAN W. HARVEY, JR.                 May 13, 1997
------------------------------
Curran W. Harvey, Jr.
Director


______________________________            May ___, 1997
Margaret M. Heckler
Director


/s/ HENRY J. KNOTT                        May 13, 1997
------------------------------
Henry J. Knott
Director


______________________________            May ___, 1997
Thomas P. Mulcahy
Director


/s/ WILLIAM J. PASSANO                    May 13, 1997
------------------------------
William M. Passano, Jr.
Director